IDT Corporation

March 2017



Safe Harbor Statement

All statements in this presentation that are not purely about historical facts, including, but not limited to, those in which we use the words “believe,” “anticipate,” “expect,” “plan,” “intend,” “estimate, “target” and similar expressions, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

While these forward-looking statements represent our current judgment of what may happen in the future, actual results may differ materially from the results expressed or implied by these statements due to numerous important factors.

Our filings with the SEC provide detailed information on such statements and risks, and should be consulted along with this presentation.

To the extent permitted under applicable law, IDT assumes no obligation to update any forward-looking statements.

Market and Financial Snapshot



IDT Corporation

Industries	Telecom; Transaction and Payment Services
Ticker	NYSE: IDT
Stock Price[1]	$12.40
Shares Outstanding	23.1 MM
Market Cap[1]	$286 MM
Cash, cash equivalents, and marketable securities[2,3]	$131 MM
Debt[3]	$0
Revenue (TTM)[4]	$1,460 MM
Income from Operations (TTM)[4]	$20 MM
Adjusted EBITDA (TTM)[4]	$40 MM
EPS fully diluted (TTM)[4]	$1.67
Cash Provided by Operating Activities (TTM)[4]	$23 MM
CapEx (TTM)[4]	$20 MM
Quarterly dividend	$0.19
Dividend Yield[1]	6.1%
Fiscal Year End	July 31st

[1] *At March 21, 2017*

[2] *Excludes restricted cash and cash equivalents*

[3] *As of January 31, 2017*

[4] *TTM - Twelve months ended January 31, 2017*

Business Overview

Core Businesses

- Retail voice communications: Prepaid international calling
- Wholesale carrier: Terminates international voice traffic for telecoms globally
- Payment services: Predominantly mobile top-up

Growth Initiatives

- Unified Communications as a Service (UCaaS)
- International Money Transfer
- National Retail Solutions: point-of-sale (POS) terminal-based platform serving independent retailers and CPG suppliers
- Cornerstone: Stake in clinical stage, oncology-focused pharmaceuticals company

IDT Telecom – Sources of Revenue


$7
$60
$155
$146
Retail Communications
Wholesale Termination Services
Payment Services
UCaaS

Millions of USD
Three months ended January 31, 2017

Retail: Communications and Payments


BOSS
REVOLUTION
THE INTERNATIONAL
CALLING REVOLUTION
STARTS HERE!!

BOSS Revolution Platform

- Calling services: 6 billion prepaid voice minutes TTM*
- Payment services: predominantly international mobile top-up
- Nationwide ethnic customer base
- Extensive retail network to serve under-banked
- Global direct-to-consumer reach via calling and payments apps
- Backed by cross-cultural marketing

** Twelve months ended January 31, 2017*

Retail: BOSS Revolution Consumer Apps

- Global direct-to-consumer reach
- BOSS Revolution voice app:
  - 5 million downloads
  - Free peer-to-peer calling and messaging
- BOSS Revolution Money app:
  - money transfer
  - mobile top-up
  - e-gifts
  - Coming: international and domestic bill payment
- Apps work seamlessly together to provide ‘voice and payments central’ for immigrant communities


Download the new
BOSS Revolution app.
Talk. Text.
Send. Share.
You got it all.
ANDROID APP ON
Google Play
Download on the
App Store

Wholesale Carrier


FIGURE 23
Comparison of Top International Carriers, 2015
Vodafone 60.6
Tata 45.1
Orange 32.6
BICS 26.3
Airtel 23.6
IDT (2) 23.4
Telefonica 23.0
KPN/iBasis 22.4
Telecom Italia 20.8
0 10 20 30 40 50 60 70
Total International Minutes (billions)
Notes: Unless otherwise noted, volumes reflect all inbound and outbound traffic. Some carriers are excluded due to confidentiality agreements. (1) Reflects home country traffic only. (2) Reflects outbound traffic only
Source: TeleGeography
© 2016 PriMetrica, Inc.

- Carries international long distance calls on behalf of other telecom providers
- Terminates over 27 billion minutes per year (TTM*) globally
- Leverages retail minutes to create reciprocal “buy and sell” opportunities
- IDT Telecom is the sixth largest carrier and largest US-based carrier of international minutes


Meet Ade
Do you want his minutes?
Mix wholesale with retail
IDT. Twice the opportunity.
IDT.net

* Twelve months ended January 31, 2017

Core Assets

Leveraging Assets for Growth Initiatives

- Leading ethnic retail brand
- BOSS Revolution nationwide customer base focused on immigrant communities
- Digitally-based distribution to 35,000+ BOSS Revolution retailers
- Transaction platform for voice calling, payments, debit
- IP-centric technology and development teams
- Commercial relationships with carriers globally

Growth Initiatives

- Unified Communications as a Service (UCaaS)
- International Money Transfer
- National Retail Solutions (NRS)
- Cornerstone Pharmaceuticals

Unified Communications as a Service

net2phone

- Full featured, cloud-based communications for SMEs
- Unlimited calling to 25+ countries / flat monthly rate
- Marketed exclusively through channel partners


THE SMALL BUSINESS
PHONE SOLUTION
1000 FREE MINUTES
UNLIMITED EXTENSIONS
picup

picup we take calls

- Incoming call and communications management for small business and start-ups
- www.picup.com

International Money Transfer

- Leverages Boss Revolution brand, transaction platform, customer base and distribution network
- Retail: 600 origination agents focused on 10 states
- Digital: Nationwide via app and web
- 340,000 pay-out points in 48 countries
- Run-rate of 1 MM transactions/year with 70% YOY growth.
- Expanding to NY and CA in CY 2017



EVERY TIME
YOU SEND MONEY
NEW
SOMETHING
GOOD HAPPENS
With a free call to greet
and confirm the transfer
BOSS
REVOLUTION
MONEY TRANSFER

National Retail Solutions (NRS)

NATIONAL RETAIL SOLUTIONS

- Network of 2000+ POS terminals serving independent retailers
- Services enhance retailers and CPG suppliers' reach into urban/ethnic markets
  - Coupon support vehicles
  - Data analytics through transaction aggregation
  - POS display advertising
- POS terminal software → IDT platform
  - Drives sale of BOSS Revolution offerings
  - BR Rewards loyalty program
  - Leverages BOSS Revolution retail network

CORNERSTONE PHARMACEUTICALS

Company	Privately held, clinical stage, metabolic oncology therapeutics company
Mission	Developing novel, highly selective, well tolerated, and effective anti-cancer agents through metabolic pathways
Vision	Extending and enhancing the lives of patients with cancer
Platform	**Altered Energy Metabolism Directed (AEMD)** disrupt widely occurring, tumor specific, regulation of glucose and glutamine conversion to building block molecules and energy
Lead molecule	**CPI-613** in multiple clinical trials in different hematological malignancies and solid tumors
Management	Extensive experience in discovery, development and commercialization of oncology products

Investment Thesis

Dividend Yield….

- Annual dividend of $0.76 per share – currently 6.1% yield
- Annual dividend payment of $18 MM
- $40 MM in Adjusted EBITDA with CAPEX of $20 MM (TTM*). CAPEX is predominantly investment in growth initiatives
- $131 MM in cash and marketable securities - no long term debt

…..Core businesses positioned to continue to generate cash….

…..Synergistic growth initiatives with upside optionality via spin-off

** Twelve months ended January 31, 2017*

Planned Spin-Off

- IDT's Board has authorized spin-off of certain IDT assets to stockholders:
  - Interest in Cornerstone Pharmaceuticals
  - Real estate portfolio featuring IDT's Newark NJ headquarters
  - Cash to adequately capitalize new entity
- IDT to become pure play telecom / payments company
- Spin-off as early as 2H FY2017

Value Creation through Spin-Offs

- IDW Media* (September 2009)
  - Graphic novel and comic book publisher
  - Market Cap at spin – $2.3 MM; Market Cap today ~ $246 MM**
- Genie Energy (October 2011)
  - Retail energy provider plus oil & gas exploration
  - Market cap at spin - $188 MM; Market cap today ~ $144 MM**
- Straight Path Communications (July 2013)
  - Holder of wireless spectrum licenses and IP patents
  - Market cap at spin - $65 MM; Market cap today ~ $432 MM**
- Zedge (June 2016)
  - Global leader in smartphone personalization
  - Market cap at spin - $44 MM; Market cap today ~ $29 MM**

- **~$300 MM in aggregate market cap on first day of trading**
- **$851 MM today****
- **$551 MM incremental market cap**

** IDW Media Holdings (OTCMKTS: IDWM) was spun-off from IDT as CTM Media*

*** As of March 21, 2017*

IDT's History of Value Creation

Record of Value Creation for IDT Stockholders Since January 1, 2010

IDT common stock share price at January 1, 2010 [1]	$4.85
IDT Class B common stock share price[2,3]	$12.40
IDT common stock dividends paid (2010-present)	$5.83
One share of Genie Energy Class B common stock (NYSE: GNE) via spin-off in 2011[2]	$5.88
Genie Energy common stock dividends paid (2010-present)	$0.60
One half share Straight Path Communications Class B common stock via spin-off in 2013[2]	$16.84
One third share Zedge Class B common stock via spin-off in 2016[2]	$1.07
Aggregate value at March 15, 2017	$42.62
Compound Annual Growth Rate (2010-present)	35%

[1] 22.7 MM shares of IDT common stock. Market cap of $110 MM

[2] Reflects share prices at close on March 21, 2017

[3] 23.1 MM shares of IDT common stock outstanding. Market cap of $286 MM

Financials and Non-GAAP Reconciliation

- Balance Sheet
- Consolidated P&L by Quarter
- Consolidated P&L by Fiscal Year
- Non-GAAP Reconciliation

Financials – Balance Sheet

IDT Corporation

Balance Sheet

As of January 31, 2017
(USD in millions)

Assets		Liabilities and Equity	
Cash and marketable securities	130.8	Accounts payable and accrued expenses	133.5
Restricted cash and cash equivalents	89.4	Deferred revenue	83.8
Trade accounts receivable, net	55.5	Customer deposits	87.5
Prepaid expenses	15.0	Other current liabilities	6.1
Other current assets	14.2	Total current liabilities	310.9
Total current assets	304.9		
Plant, property and equipment	89.2	Other liabilities	1.6
Intangible assets and goodwill	11.8	Total liabilities	312.5
Investments	23.6		
Deferred income tax, net - long term	22.5	Noncontrolling interests	8.5
Other assets	7.4	Shareholders' equity	138.4
Total assets	459.4	Total liabilities & equity	459.4

Financials – Profit & Loss (by Quarter)

Profit & Loss

(USD in millions except EPS)	3Q FY 2016	4Q FY 2016	1Q FY 2017	2Q FY 2017	TTM*
Revenue	$355.2	$368.1	$369.2	$367.6	$1,460.0
Direct Cost of Revenue	293.2	309.1	313.0	310.9	1226.3
Direct Cost %	82.5%	84.0%	84.8%	84.6%	84.0%
SG&A	51.6	48.9	45.4	47.3	193.3
SG&A %	14.5%	13.3%	12.3%	12.9%	13.2%
Adjusted EBITDA	10.3	10.0	10.7	9.3	40.4
Income from Operations	5.7	6.2	5.2	3.1	20.2
EPS (fully diluted)	0.19	0.48	0.96	0.04	1.67

*Twelve months ended January 31, 2017

Financials – Profit & Loss (by Fiscal Year)

Profit & Loss

(USD in millions except EPS)	FY 2013	FY 2014	FY2015	FY 2016	TTM[1]
Revenue	$1,620.6	$1,651.5	$1,596.8	$1,496.3	$1,460.0
Direct Cost of Revenue	1355.6	1367.3	1328.4	1246.6	1226.3
Direct Cost %	83.6%	82.8%	83.2%	83.3%	84.0%
SG&A[2]	225.6	239.0	223.9	204.7	193.3
SG&A %[2]	13.9%	14.5%	14.0%	13.7%	13.2%
Adjusted EBITDA	39.4	45.3	44.5	45.0	40.4
Income from Operations	29.4	29.8	93.1	26.2	20.2
EPS (fully diluted)	0.52	0.82	3.63	1.03	1.67

[1]Twelve months ended January 31, 2017

[2]Includes R&D expense in 2013, 2014 and 2015

Non-GAAP Reconciliation

In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles in the United States of America (GAAP), IDT's investor presentation also included Adjusted EBITDA which is a non-GAAP measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Management believes that IDT's Adjusted EBITDA is a measure that provide useful information to both management and investors by excluding certain expenses and non-routine gains or losses that may not be indicative of IDT's or the relevant segment's core operating results. Management uses Adjusted EBITDA among other measures, as a relevant indicator of core operational strengths in its financial and operational decision making. In addition, management uses Adjusted EBITDA to evaluate operating performance in relation to IDT's competitors. Disclosure of this financial measure may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. In addition, IDT has historically reported similar financial measures and believes such measures are commonly used by readers of financial information in assessing performance, therefore the inclusion of comparative numbers provides consistency in financial reporting at this time.

Management refers to Adjusted EBITDA as well as the GAAP measures income (loss) from operations and net income, on a segment and/or consolidated level to facilitate internal and external comparisons to the segments' and IDT's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

IDT's measure of Adjusted EBITDA consists of revenues less direct cost of revenues and selling, general and administrative expense. Another way of calculating Adjusted EBITDA is to start with income (loss) from operations, add depreciation and amortization, severance expense and other operating losses, and subtract other operating gains.

These additions and subtractions are non-cash and/or non-routine items in the relevant fiscal 2017 and 2016 periods.

(continued on next page)

Non-GAAP Reconciliation (continued)

While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent the non-cash current period allocation of costs associated with long-lived assets acquired or constructed in prior periods. IDT's operating results exclusive of depreciation and amortization charges are useful indicators of its current performance.

Severance expense is also excluded from the calculation of Adjusted EBITDA. Severance expense is reflective of decisions made by management in each period regarding the aspects of IDT's and its segments' businesses to be focused on in light of changing market realities and other factors. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of IDT's core and continuing operations.

Other operating gains (losses), which is a component of income (loss) from operations, is excluded from the calculation of Adjusted EBITDA. From time-to-time, IDT will select and incubate promising early stage businesses outside of its core business for eventual sale or spin-off to its stockholders. In addition, IDT will dispose of certain assets or incur costs related to legal matters. However, such gains or losses do not occur each quarter nor are they part of IDT's or the relevant segment's core operating results.

The other calculation of Adjusted EBITDA consists of revenues less direct cost of revenues and selling, general and administrative expense. As the other excluded items are not reflected in this calculation, they are excluded automatically and there is no need to make additional adjustments. This calculation results in the same Adjusted EBITDA amount and its utility and significance is as explained above.

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, income (loss) from operations and cash flow from operating activities, or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, IDT's measurement of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Following is the reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure for IDT on a consolidated basis.

Non-GAAP Reconciliation

Reconciling Adjusted EBITDA to Income from Operations

	FY-2016 - Q3	FY-2016 - Q4	FY-2017 - Q1	FY-2017 - Q2	TTM*
Adjusted EBITDA	10,339,711	10,019,665	10,684,394	9,317,920	40,361,690
D&A	(5,518,278)	(4,991,402)	(5,299,314)	(5,301,124)	(21,110,118)
Severance	(231,641)	(6,278,551)	1	0	(6,510,191)
Other gains (losses)	1,085,962	7,474,776	(199,228)	(888,989)	7,472,521
Income from operations	5,675,754	6,224,488	5,185,853	3,127,807	20,213,902

	FY 2013	FY 2014	FY 2015	FY 2016	TTM*
Adjusted EBITDA	39,409,039	45,322,798	44,518,313	45,012,868	40,361,690
D&A	(14,909,643)	(16,317,800)	(18,417,598)	(20,534,790)	(21,110,118)
Impairment	(4,359,000)	-	-	-	-
Severance	-	-	(8,363,403)	(6,510,192)	(6,510,191)
Other gains (losses)	9,251,023	834,783	75,312,485	8,234,997	7,472,521
Income from operations	29,391,419	29,839,781	93,049,796	26,202,883	20,213,902

** Twelve months ended January 31, 2017*

IDT

Thank you

IDT Investor Relations
520 Broad Street
Newark, NJ 07102
invest@idt.net